UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2004

Developers Diversified Realty Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	001-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Enterprise, Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)

(216) 755-5500

(Registrant’s telephone number,
including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On December 15, 2004, Developers Diversified Realty Corporation, an Ohio Corporation (“DDR”) entered into an underwriting agreement with Morgan Stanley to sell 5.45 million common shares, to be issued under DDR’s previously filed Registration Statement on Form S-3 (File No. 333-117550) (the “Registration Statement”).

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

     The following Exhibits are filed as part of this report and as Exhibits to the Registration Statement:

Exhibit 1	Underwriting Agreement dated as of December 15, 2004 by and between Morgan Stanley & Co. Incorporated and DDR.
Exhibit 23.1	Consent of Ernst &Young LLP
Exhibit 23.2	Consent of Ernst &Young LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation

Date: December 17, 2004	By:	/s/ William H. Schafer

William H. Schafer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 1	Underwriting Agreement dated as of December 15, 2004 by and between Morgan Stanley & Co. Incorporated and DDR.
Exhibit 23.1	Consent of Ernst &Young LLP
Exhibit 23.2	Consent of Ernst &Young LLP